UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2004

GENITOPE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50425 (Commission File Number)	77-0436313 (I.R.S. Employer Identification No.)

525 Penobscot Drive
Redwood City, California 94063
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 482-2000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On December 13, 2004 and December 14, 2004, Genitope Corporation (the “Company”) entered into definitive purchase agreements (the “Agreements”) for the sale of 4,000,000 shares in the aggregate and 250,000 shares in the aggregate, respectively, of its common stock at $14.25 per share through a private placement of securities to accredited investors that will be identified in a Registration Statement on Form S-3 to be filed in connection with the private placement (the “Investors”).

     The transaction is expected to provide gross proceeds of $60,562,500. The Company has agreed to pay a placement fee of $3,135,000 to W.R. Hambrecht + Co., LLC for services rendered in connection with the transaction as placement agent. Pursuant to the Agreements, the Company has agreed to file a resale Registration Statement on Form S-3 with the U.S. Securities and Exchange Commission (the “Commission”) registering the resale of the shares. The closing of the transaction is subject to the satisfaction of certain customary closing conditions and shall occur as soon as practicable (and in any event within 3 business days) following notification to the Company of the Commission’s willingness to declare the resale registration statement effective. The Investors will not be obligated to purchase the offered shares if the resale registration statement is not declared effective on or prior to the 90th day after the date the Company files the resale registration statement. The Company and the Investors have made customary representations, warranties and covenants in the Agreements.

     The form of purchase agreement is attached as Exhibit 4.1 to this report and this brief description of the Agreements is qualified in its entirety by reference to the full text of the form of purchase agreement attached to this report as Exhibit 4.1.

Item 3.02. Unregistered Sales of Equity Securities.

     The information set forth in Item 1.01 is incorporated herein by this reference. Furthermore, the securities were sold pursuant to Rule 506 of the Securities Act and thus were exempt from the registration requirements of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number	Description

Exhibit 4.1	Form of Purchase Agreement, dated December 13, 2004 and December 14, 2004, by and between the Company and each of the Investors.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genitope Corporation
Dated: December 15, 2004	By:	/s/ John Vuko
John Vuko
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
Exhibit 4.1	Form of Purchase Agreement, dated December 13, 2004 and December 14, 2004, by and between the Company and each of the Investors.